UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07876

Templeton China World Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  8/31/15___

Item 1. Reports to Stockholders.

Annual Report and Shareholder Letter

August 31, 2015

Templeton China World Fund

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Templeton China World Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Financial Highlights and
Statement of Investments	14
Financial Statements	21
Notes to Financial Statements	25
Report of Independent Registered
Public Accounting Firm	33
Tax Information	34
Board Members and Officers	35
Shareholder Information	40

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Annual Report

Templeton China World Fund

This annual report for Templeton China World Fund covers the fiscal year ended August 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of “China companies,” as defined in the Fund’s prospectus.

Economic and Market Overview

China’s gross domestic product (GDP) grew an estimated 7.0% year-over-year in 2015’s first half after expanding at a 7.3% rate in 2014.1 China’s economy appeared to stabilize in 2014’s second half as fiscal and monetary stimulus measures began to gain some traction. However, growth was less robust in 2015’s first half, amid relatively steady consumption and industrial production but weaker fixed-asset investment growth. Domestic demand continued to account for a greater portion of GDP, as per-capita income rose and the government implemented market-friendly policies intended to support more sustainable growth. The real estate market showed signs of improvement in 2015’s first eight months as home prices appeared to stabilize. Exports grew in 2014, driven by U.S. and European demand, but declined after a sharp rise in February. Imports also declined, partly due to slower growth for crude oil and coal demand, leading to a robust trade surplus during most of the period. The non-manufacturing sector’s expansion during the 12 months under review partially offset the manufacturing sector’s contraction during some of the period.

The People’s Bank of China (PBOC) implemented various measures to support economic growth as inflationary pressures remained relatively subdued. These measures were initially selective, such as reducing yields on certain short-term bonds and loosening mortgage restrictions. In November 2014, the PBOC broadened its monetary easing approach by cutting its benchmark interest rate for the first time since July 2012. After providing short-term liquidity and extending its medium-term lending facility in early 2015, the PBOC lowered its benchmark interest rate and cash reserve requirement ratio for banks several times. Toward period-end, the PBOC effectively devalued the renminbi seeking to support export growth.

Greater China and other emerging market stocks experienced heightened volatility during the period amid increased concerns about moderating global economic growth, weak commodity prices, the future course of U.S. monetary policy, Greece’s debt negotiations and the depreciation of many currencies against the U.S. dollar. Nonetheless, China’s monetary and fiscal stimulus measures, as well as accommodative policies of many major central banks, provided investors with some optimism. In early 2015, a temporary solution to Greece’s dispute with the country’s international creditors, a Russia-Ukraine cease-fire agreement and market expectations that the PBOC would continue to take measures to bolster China’s economy supported stocks. Later in the period, investors grew concerned about Greece’s loan default, but their confidence improved after Greece and its international creditors agreed on a third bailout package.

The Chinese government’s market-friendly policies, stimulus measures and commitment to stable growth supported Chinese equity markets overall during most of the period, particularly the domestic A-share market, as measured by the MSCI China A Index.2 Also supporting A shares was the Shanghai-Hong Kong Stock Connect program, which opened China’s domestic A-share market to certain qualified foreign investors. After peaking on June 12, the domestic market began to correct, resulting initially

1. Source: The website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).
2. “A” denotes shares of companies incorporated in China that are listed on the Shanghai and Shenzhen Stock Exchanges, are quoted in the Chinese renminbi and entail foreign investment regulations.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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TEMPLETON CHINA WORLD FUND

from tight liquidity conditions and uncertainties about the PBOC’s monetary policy. Despite the PBOC’s additional monetary easing efforts and the government’s measures to prevent a market collapse, the domestic market continued to decline and weighed on Hong Kong Stock Exchange-listed China H, Red Chip and P Chip shares.3

Greater China stocks weakened further in August after the PBOC allowed the renminbi to depreciate, sparking investor concerns about China’s economy and the possibility of a regional currency war. Near period-end, the PBOC further reduced its benchmark interest rate and the cash reserve requirement ratio for banks, and the government implemented fiscal measures to support local governments. For the 12 months ended August 31, 2015, Greater China stocks, as measured by the MSCI Golden Dragon Index, had a -10.71% total return.4 The MSCI China Index had a -9.15% total return for the 12-month period, compared with -8.38% for the MSCI Hong Kong Index and -14.61% for the MSCI Taiwan Index.4

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

For the 12 months ended August 31, 2015, the Fund’s Class A shares had a -20.57% cumulative total return. For comparison, the MSCI Golden Dragon Index had a -10.71% total return for the same period.4 Also for comparison, the Standard & Poor’s®/International Finance Corporation Investable China Index, which measures Chinese stock market performance, had a -21.88% total return for the same period.4 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7. For the 10-year period ended

August 31, 2015, the Fund’s Class A shares delivered a +94.49% cumulative total return, compared with the MSCI Golden Dragon Index’s +107.27% cumulative total return for the same period.4 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Manager’s Discussion

During the 12 months under review, the Fund’s investments in the Greater China region consisted of holdings in China, Hong Kong and Taiwan. A global stock price correction in the latter part of the period, with foreign stock price declines exacerbated by the U.S. dollar’s strength against most foreign currencies, affected the performance of most Fund investments. Consistent with our long-term investment strategy, we viewed periods of market volatility in the context of a historical, long-term uptrend. We continued to monitor economic and market developments in Greater China and globally while seeking to minimize risk and to establish long-term positions in quality companies at share prices we considered attractive.

Key detractors during the reporting period included Dairy Farm International Holdings, Sinopec (China Petroleum & Chemical) and CNOOC.

Dairy Farm International is a Hong Kong-based regional supermarket, drug store and convenience store operator with operations across Greater China and Southeast Asia. Its shares had subdued performance during the reporting period as a result of general market weakness and company-specific concerns. Despite market share growth in most areas, first-half 2015 corporate earnings declined due to food price deflation and higher labor and rent costs. Weak Asian currencies and Malaysia’s implementation of a goods and services tax also impacted profits.

3. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong
Stock Exchange-listed companies substantially owned by Chinese mainland state entities, with significant exposure to China. “P Chip” denotes shares of Hong Kong Stock
Exchange-listed companies controlled by Chinese mainland individuals and incorporated outside of China, with a majority of their business in China. China H, Red Chip and
P Chip shares represent a predominant portion of the MSCI China Index.
4. Source: Morningstar. As of 8/31/15, the Fund’s Class A 10-year average annual total return not including sales charges was +6.88%, compared with the 10-year average annual total return of +7.56% for the MSCI Golden Dragon Index.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

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Chinese stocks experienced significant volatility after retail investor-driven speculation led to 12-month period highs for the MSCI China Index in late April and the MSCI China A Index in mid-June. Ongoing monetary easing by the PBOC, rumors of corporate activity involving major state-owned enterprises and measures to further strengthen stock market links between mainland China and Hong Kong also contributed to the substantial gains. Additional monetary easing and market-friendly reforms followed. However, investors took profits in June amid concerns about margin trading restrictions, high stock valuations, large numbers of initial public offerings that reduced market liquidity, and a delay in the inclusion of China’s domestic A shares in MSCI global indexes.

Although the Chinese government’s intervention steadied the market somewhat, August proved to be a difficult month. The PBOC amended the mechanism for setting the Chinese ren-minbi to the U.S. dollar exchange rate, allowing the market to play a greater role in determining the exchange rate, as the PBOC slowly moved toward currency liberalization while supporting China’s export competitiveness. As a result, the renminbi declined 1.8% against the U.S. dollar on August 11, compared with the previous day’s rate.5 For the month of August, the renminbi depreciated 2.6% against the U.S. dollar.5 Global investors feared that a weaker renminbi could ignite competitive currency volatility in Asia and potentially destabilize the economies of China’s neighbors. China’s relatively weak economic reports and ongoing uncertainty about the timing of a U.S. interest rate increase further subdued investors’ confidence.

In addition to the general sentiment in the Chinese market, plunging oil prices and investors’ worries about potentially lower demand negatively affected the share prices of CNOOC, one of China’s biggest oil and gas exploration and production companies, and Sinopec, one of China’s largest integrated energy companies. Both companies reported solid first-half 2015 corporate results.

Despite a challenging market environment, many of the Fund’s holdings performed well during the reporting period. Key contributors to absolute performance included Anta Sports Products, CKI (Cheung Kong Infrastructure Holdings) and BOCHK (BOC Hong Kong) (Holdings).

Top 10 Holdings
8/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Dairy Farm International Holdings Ltd.	9.6%
Food & Staples Retailing, Hong Kong
TSMC (Taiwan Semiconductor Manufacturing Co.) Ltd.	7.3%
Semiconductors & Semiconductor Equipment, Taiwan
Sinopec (China Petroleum and Chemical Corp.), H	6.0%
Oil, Gas & Consumable Fuels, China
China Mobile Ltd.	5.2%
Wireless Telecommunication Services, China
China Construction Bank Corp., H	4.9%
Banks, China
Anta Sports Products Ltd.	4.2%
Textiles, Apparel & Luxury Goods, China
Tencent Holdings Ltd.	3.9%
Internet Software & Services, China
Uni-President China Holdings Ltd.	3.3%
Food Products, China
Dongfeng Motor Group Co. Ltd., H	3.0%
Automobiles, China
AIA Group Ltd.	2.8%
Insurance, Hong Kong

Anta Sports Products is a manufacturer, trader and distributor of sportswear and accessories under the ANTA brand name in China and internationally. It also produces FILA branded sporting goods and sportswear products under license for the Chinese market. Its shares performed strongly in the period’s second half after the company reported better-than-expected 2014 and first-half 2015 corporate results. Overall e-commerce sales and FILA branded footwear sales were notably resilient in 2015’s first half. Company management provided upbeat guidance for the rest of calendar year 2015.

CKI has globally diversified investments in infrastructure-related energy, transportation and water businesses. Investors viewed CKI’s first-half 2015 corporate results and dividend increase positively, supporting share price performance. Speculation of a merger between CKI and its subsidiary, Power Assets Holdings, further underpinned CKI’s share price in the latter part of the reporting period. Power Assets Holdings, a global investor in power and utility-related businesses, has joint investments with CKI. The deal was announced in early September.

5. Source: FactSet.
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BOCHK (Holdings), a leading commercial banking group in Hong Kong, holds the entire equity interest in Bank of China (Hong Kong) Limited, its principal operating subsidiary.

An announcement that Bank of China (also a Fund holding) would transfer its assets in certain member countries of the Association of Southeast Asian Nations to BOCHK led to share price appreciation in May, as investors expected BOCHK to become the Bank of China’s regional arm. Expectations that BOCHK would also benefit from new opportunities resulting from China’s “One Belt, One Road” trade initiative further supported investor sentiment in the stock. BOCHK also announced plans to divest its interests in Nanyang Commercial Bank to increase capital efficiency.

During the 12-month period, our continued search for what we considered undervalued investments with attractive fundamentals and growth potential led us to make selective purchases in the Greater China region. Key purchases included increasing the Fund’s investments in Tencent Holdings, one of China’s largest and most widely used Internet service portals; and Uni-President China Holdings, a leading Chinese beverage and instant noodle manufacturer; as well as a new position in Green Seal Holding, Taiwan’s biggest manufacturer of biaxially oriented polyamide films used in food and agricultural packaging materials.

Conversely, we conducted sales across the countries and sectors represented in the Fund’s portfolio to raise funds for share redemptions and capital gain distributions. Some of the largest sales were in Taiwan and China via China H and Red Chip shares. In sector terms, we reduced the Fund’s positions largely in energy and made key sales in financials and information technology (IT).6 Some of the largest sales included trimming the Fund’s holdings in the aforementioned oil and gas companies CNOOC and Sinopec, as well as in TSMC (Taiwan Semiconductor Manufacturing Co.), an independent integrated circuit foundry.

Thank you for your continued participation in Templeton China World Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6. The energy sector comprises oil, gas and consumable fuels in the SOI. The financials sector comprises banks, insurance, and real estate management and development in the SOI. The IT sector comprises electronic equipment, instruments and components; Internet software and services; IT services; and semiconductors and semiconductor equipment in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of August 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/15	8/31/14		Change
A (TCWAX)	$26.19	$38.01	-$	11.82
C (TCWCX)	$25.76	$37.52	-$	11.76
R6 (FCWRX)	$26.41	$38.27	-$	11.86
Advisor (TACWX)	$26.39	$38.26	-$	11.87

Distributions[1] (9/1/14–8/31/15)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.4474	$4.1603		$4.6077
C	$0.2616	$4.1603		$4.4219
R6	$0.5777	$4.1603		$4.7380
Advisor	$0.5208	$4.1603		$4.6811

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TEMPLETON CHINA WORLD FUND
PERFORMANCE SUMMARY

Performance as of 8/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R6/Advisor Class: no sales charges.

			Value of	Average Annual
	Cumulative	Average Annual	$10,000	Total Return	Total Annual
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(9/30/15)[6]	Operating Expenses[7]
A					1.85%
1-Year	-20.57%	-25.13%	$7,487	-21.29%
5-Year	-0.71%	-1.32%	$9,358	-3.78%
10-Year	+94.49%	+6.25%	$18,331	+5.55%
C					2.54%
1-Year	-21.16%	-21.84%	$7,816	-17.81%
5-Year	-4.16%	-0.85%	$9,584	-3.31%
10-Year	+81.60%	+6.15%	$18,160	+5.46%
R6					1.37%
1-Year	-20.20%	-20.20%	$7,980	-16.10%
Since Inception (5/1/13)	-14.58%	-6.53%	$8,542	-7.10%
Advisor					1.55%
1-Year	-20.38%	-20.38%	$7,962	-16.26%
5-Year	+0.74%	+0.15%	$10,074	-2.34%
10-Year	+100.51%	+7.20%	$20,051	+6.51%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

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TEMPLETON CHINA WORLD FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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PERFORMANCE SUMMARY

10 | Annual Report franklintempleton.com

TEMPLETON CHINA WORLD FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The government’s participation in the economy is still high and, therefore, the Fund’s invest-
ments in China will be subject to larger regulatory risk levels compared to many other countries. In addition, special risks are associated with international investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors. Also, as a nondiversified fund investing in China companies, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund may also experience greater volatility than a fund that is more broadly diversi-
fied geographically. Historically, smaller and midsized-company securities have experienced more price volatility than larger company stocks, especially over the short term. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The MSCI Golden Dragon Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of
China, Taiwan and Hong Kong.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON CHINA WORLD FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/15	Value 8/31/15	Period* 3/1/15–8/31/15
A
Actual	$1,000	$833.30	$8.50
Hypothetical (5% return before expenses)	$1,000	$1,015.93	$9.35
C
Actual	$1,000	$830.20	$11.76
Hypothetical (5% return before expenses)	$1,000	$1,012.35	$12.93
R6
Actual	$1,000	$835.50	$6.29
Hypothetical (5% return before expenses)	$1,000	$1,018.35	$6.92
Advisor
Actual	$1,000	$834.30	$7.17
Hypothetical (5% return before expenses)	$1,000	$1,017.39	$7.88

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.84%;
C: 2.55%; R6: 1.36%; and Advisor: 1.55%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Financial Highlights
		Year Ended August 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$38.01	$35.78	$34.09	$37.62	$33.89
Income from investment operations[a]:
Net investment income[b]	0.32	0.44	0.41	0.56	0.25
Net realized and unrealized gains (losses)	(7.53)	3.94	2.11	(3.53)	3.90
Total from investment operations	(7.21)	4.38	2.52	(2.97)	4.15
Less distributions from:
Net investment income	(0.45)	(0.52)	(0.65)	(0.25)	(0.35)
Net realized gains	(4.16)	(1.63)	(0.18)	(0.31)	(0.07)
Total distributions	(4.61)	(2.15)	(0.83)	(0.56)	(0.42)
Net asset value, end of year	$26.19	$38.01	$35.78	$34.09	$37.62

Total return[c]	(20.57)%	12.76%	7.22%	(7.86)%	12.22%

Ratios to average net assets
Expenses	1.84%[d]	1.85%[d]	1.85%	1.87%	1.92%
Net investment income	0.98%	1.23%	1.13%	1.56%	0.65%

Supplemental data
Net assets, end of year (000’s)	$232,814	$373,231	$429,085	$482,277	$550,539
Portfolio turnover rate	7.42%	3.75%	6.12%	7.13%	5.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$37.52	$35.30	$33.55	$37.02	$33.39
Income from investment operations[a]:
Net investment income (loss)[b]	0.08	0.18	0.16	0.28	(0.01)
Net realized and unrealized gains (losses)	(7.42)	3.91	2.04	(3.44)	3.83
Total from investment operations	(7.34)	4.09	2.20	(3.16)	3.82
Less distributions from:
Net investment income	(0.26)	(0.24)	(0.27)	—	(0.12)
Net realized gains	(4.16)	(1.63)	(0.18)	(0.31)	(0.07)
Total distributions	(4.42)	(1.87)	(0.45)	(0.31)	(0.19)
Net asset value, end of year	$25.76	$37.52	$35.30	$33.55	$37.02

Total return[c]	(21.16)%	11.98%	6.50%	(8.51)%	11.41%

Ratios to average net assets
Expenses	2.56%[d]	2.54%[d]	2.55%	2.56%	2.62%
Net investment income (loss)	0.26%	0.54%	0.43%	0.87%	(0.05)%

Supplemental data
Net assets, end of year (000’s)	$63,486	$103,346	$123,220	$134,050	$169,667
Portfolio turnover rate	7.42%	3.75%	6.12%	7.13%	5.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON CHINA WORLD FUND
FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$38.27	$36.03	$38.14
Income from investment operations[b]:
Net investment income[c]	0.49	0.66	0.68
Net realized and unrealized gains (losses)	(7.61)	3.93	(2.79)
Total from investment operations	(7.12)	4.59	(2.11)
Less distributions from:
Net investment income	(0.58)	(0.72)	—
Net realized gains	(4.16)	(1.63)	—
Total distributions	(4.74)	(2.35)	—
Net asset value, end of year	$26.41	$38.27	$36.03

Total return[d]	(20.20)%	13.31%	(5.53)%

Ratios to average net assets[e]
Expenses	1.37%[f]	1.37%[f]	1.39%
Net investment income	1.45%	1.71%	1.59%

Supplemental data
Net assets, end of year (000’s)	$711	$73,067	$64,078
Portfolio turnover rate	7.42%	3.75%	6.12%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		TEMPLETON CHINA WORLD FUND
			FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$38.26	$36.01	$34.33	$37.91	$34.13
Income from investment operations[a]:
Net investment income[b]	0.42	0.55	0.46	0.68	0.39
Net realized and unrealized gains (losses)	(7.61)	3.98	2.20	(3.58)	3.91
Total from investment operations	(7.19)	4.53	2.66	(2.90)	4.30
Less distributions from:
Net investment income	(0.52)	(0.65)	(0.80)	(0.37)	(0.45)
Net realized gains	(4.16)	(1.63)	(0.18)	(0.31)	(0.07)
Total distributions	(4.68)	(2.28)	(0.98)	(0.68)	(0.52)
Net asset value, end of year	$26.39	$38.26	$36.01	$34.33	$37.91

Total return	(20.38)%	13.12%	7.54%	(7.57)%	12.52%

Ratios to average net assets
Expenses	1.56%[c]	1.55%[c]	1.55%	1.57%	1.62%
Net investment income	1.26%	1.53%	1.43%	1.86%	0.95%

Supplemental data
Net assets, end of year (000’s)	$107,454	$223,825	$240,826	$354,249	$368,992
Portfolio turnover rate	7.42%	3.75%	6.12%	7.13%	5.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON CHINA WORLD FUND

Statement of Investments, August 31, 2015
	Country	Shares	Value
Common Stocks 99.7%
Automobiles 6.8%
Chongqing Changan Automobile Co. Ltd., B	China	3,285,957	$5,257,530
Dongfeng Motor Group Co. Ltd., H	China	12,087,478	12,227,849
Jiangling Motors Corp. Ltd., B	China	3,502,646	9,942,995
			27,428,374
Banks 12.3%
Bank of China Ltd., H	China	21,611,800	9,871,713
BOC Hong Kong (Holdings) Ltd.	Hong Kong	3,080,000	10,412,387
China Construction Bank Corp., H	China	28,272,926	19,918,732
Industrial and Commercial Bank of China Ltd., H	China	16,421,725	9,704,710
			49,907,542
Beverages 1.1%
Yantai Changyu Pioneer Wine Co. Ltd., B	China	1,404,299	4,385,037
Chemicals 0.4%
Green Seal Holding Ltd.	Taiwan	489,000	1,655,790
Construction Materials 2.9%
Asia Cement China Holdings Corp.	China	12,893,271	4,292,212
BBMG Corp., H	China	4,055,500	2,616,452
China National Building Material Co. Ltd., H	China	3,562,000	2,077,450
Huaxin Cement Co. Ltd., B	China	3,919,226	2,539,658
			11,525,772
Distributors 1.4%
Dah Chong Hong Holdings Ltd.	China	15,368,563	5,552,513
Diversified Telecommunication Services 0.4%
China Unicom (Hong Kong) Ltd.	China	1,218,168	1,609,554
Electric Utilities 2.7%
Cheung Kong Infrastructure Holdings Ltd.	Hong Kong	1,334,548	11,089,663
Electronic Equipment, Instruments & Components 1.7%
Simplo Technology Co. Ltd.	Taiwan	1,067,948	3,550,403
Synnex Technology International Corp.	Taiwan	3,230,094	3,440,289
			6,990,692
Food & Staples Retailing 11.9%
Beijing Jingkelong Co. Ltd., H	China	4,271,471	975,549
Dairy Farm International Holdings Ltd.	Hong Kong	5,951,876	38,687,194
President Chain Store Corp.	Taiwan	1,267,059	8,483,203
			48,145,946
Food Products 4.5%
Tingyi (Cayman Islands) Holding Corp.	China	1,426,000	2,200,640
Uni-President China Holdings Ltd.	China	14,905,280	13,462,834
Uni-President Enterprises Corp.	Taiwan	1,477,394	2,637,716
			18,301,190
Gas Utilities 1.6%
ENN Energy Holdings Ltd.	China	1,301,300	6,640,828
Health Care Providers & Services 0.9%
Shanghai Pharmaceuticals Holding Co. Ltd., H	China	1,822,200	3,799,581

18 | Annual Report

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TEMPLETON CHINA WORLD FUND
STATEMENT OF INVESTMENTS

	Country	Shares	Value
Common Stocks (continued)
Independent Power & Renewable Electricity Producers 0.5%
Huaneng Renewables Corp. Ltd., H	China	5,932,000	$2,127,866
Industrial Conglomerates 3.8%
CK Hutchison Holdings Ltd.	Hong Kong	278,690	3,711,072
Hopewell Holdings Ltd.	Hong Kong	3,255,000	11,130,000
Shanghai Industrial Holdings Ltd.	China	244,253	598,814
			15,439,886
Insurance 2.8%
AIA Group Ltd.	Hong Kong	2,047,500	11,307,484
Internet & Catalog Retail 0.2%
[a]JD.com Inc., ADR	China	23,417	606,032
Internet Software & Services 6.6%
[a]Baidu Inc., ADR	China	72,290	10,644,703
[a]Sohu.com Inc.	China	9,367	443,340
Tencent Holdings Ltd.	China	918,100	15,613,623
			26,701,666
IT Services 1.4%
Travelsky Technology Ltd., H	China	4,695,941	5,635,129
Machinery 0.5%
[b]Zoomlion Heavy Industry Science and Technology Development Co. Ltd., H	China	5,026,220	2,023,459
Marine 2.2%
[a,c]China Shipping Container Lines Co. Ltd., H	China	4,143,000	1,377,626
[c]China Shipping Development Co. Ltd., H	China	9,938,000	5,400,533
Sinotrans Shipping Ltd.	China	11,570,000	2,149,781
			8,927,940
Media 0.2%
Poly Culture Group Corp. Ltd., H	China	341,900	809,972
Oil, Gas & Consumable Fuels 9.3%
China Petroleum and Chemical Corp., H	China	36,235,413	24,125,771
CNOOC Ltd.	China	3,877,000	4,807,480
PetroChina Co. Ltd., H	China	10,232,403	8,489,594
			37,422,845
Paper & Forest Products 2.7%
Nine Dragons Paper Holdings Ltd.	China	19,218,000	10,712,485
Pharmaceuticals 0.7%
Tong Ren Tang Technologies Co. Ltd., H	China	2,299,700	2,973,290
Real Estate Management & Development 0.6%
[a]Cheung Kong Property Holdings Ltd.	Hong Kong	288,690	2,022,692
China Overseas Land & Investment Ltd.	China	58,000	169,884
			2,192,576
Semiconductors & Semiconductor Equipment 7.8%
[a]GCL-Poly Energy Holdings Ltd.	China	11,556,000	1,878,782
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	7,478,330	29,696,010
			31,574,792

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| 19

TEMPLETON CHINA WORLD FUND

STATEMENT OF INVESTMENTS

	Country	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods 4.2%
Anta Sports Products Ltd.	China	6,798,355	$16,982,729
Transportation Infrastructure 2.4%
[c]COSCO Pacific Ltd.	China	5,254,012	6,115,073
Sichuan Expressway Co. Ltd., H	China	10,682,000	3,418,240
			9,533,313
Wireless Telecommunication Services 5.2%
China Mobile Ltd.	China	1,708,270	21,061,316
Total Common Stocks (Cost $254,172,390)			403,065,262
Short Term Investments 0.3%
Money Market Funds (Cost $529,959) 0.1%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	United States	529,959	529,959
[e]Investments from Cash Collateral Received for Loaned Securities
(Cost $1,046,083) 0.2%
Money Market Funds 0.2%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	United States	1,046,083	1,046,083
Total Investments (Cost $255,748,432) 100.0%			404,641,304
Other Assets, less Liabilities (0.0)%†			(175,648)
Net Assets 100.0%			$404,465,656

See Abbreviations on page 32.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bA portion or all of the security is on loan at August 31, 2015. See Note 1(c).
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At August 31, 2015, the aggregate value of these securities was $12,893,232, representing 3.19% of net assets.
dSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
eSee Note 1(c) regarding securities on loan.

20 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON CHINA WORLD FUND

Financial Statements

Statement of Assets and Liabilities
August 31, 2015

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$254,172,390
Cost - Sweep Money Fund(Note 3f)	1,576,042
Total cost of investments	$255,748,432
Value - Unaffiliated issuers	$403,065,262
Value - Sweep Money Fund(Note 3f)	1,576,042
Total value of investments (includes securities loaned in the amount of $935,850)	404,641,304
Receivables:
Investment securities sold	2,158,505
Capital shares sold	767,697
Dividends	1,127,062
Other assets	187
Total assets	408,694,755
Liabilities:
Payables:
Capital shares redeemed	2,339,520
Management fees	477,292
Distribution fees	114,478
Transfer agent fees	164,440
Payable upon return of securities loaned	1,046,083
Accrued expenses and other liabilities	87,286
Total liabilities	4,229,099
Net assets, at value	$404,465,656
Net assets consist of:
Paid-in capital	$170,722,203
Undistributed net investment income	5,905,691
Net unrealized appreciation (depreciation)	148,884,708
Accumulated net realized gain (loss)	78,953,054
Net assets, at value	$404,465,656

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TEMPLETON CHINA WORLD FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
August 31, 2015

Class A:
Net assets, at value	$232,814,240
Shares outstanding	8,890,160
Net asset value per share[a]	$26.19
Maximum offering price per share (net asset value per share ÷ 94.25%)	$27.79
Class C:
Net assets, at value	$63,486,129
Shares outstanding	2,464,467
Net asset value and maximum offering price per share[a]	$25.76
Class R6:
Net assets, at value	$711,169
Shares outstanding	26,928
Net asset value and maximum offering price per share	$26.41
Advisor Class:
Net assets, at value	$107,454,118
Shares outstanding	4,071,468
Net asset value and maximum offering price per share	$26.39

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
22 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON CHINA WORLD FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2015

Investment income:
Dividends (net of foreign taxes of $1,578,443)	$17,653,974
Income from securities loaned	47,205
Total investment income	17,701,179
Expenses:
Management fees (Note 3a)	8,115,103
Distribution fees: (Note 3c)
Class A	905,179
Class C	881,020
Transfer agent fees: (Note 3e)
Class A	609,809
Class C	167,267
Class R6	227
Advisor Class	292,807
Custodian fees (Note 4)	150,816
Reports to shareholders	94,001
Registration and filing fees	101,377
Professional fees	58,690
Trustees’ fees and expenses	62,547
Other	26,968
Total expenses	11,465,811
Expenses waived/paid by affiliates (Note 3f)	(4,097)
Net expenses	11,461,714
Net investment income	6,239,465
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	80,756,718
Foreign currency transactions	(151,188)
Net realized gain (loss)	80,605,530
Net change in unrealized appreciation (depreciation) on:
Investments	(209,068,331)
Translation of other assets and liabilities denominated in foreign currencies	(10,713)
Net change in unrealized appreciation (depreciation)	(209,079,044)
Net realized and unrealized gain (loss)	(128,473,514)
Net increase (decrease) in net assets resulting from operations	$(122,234,049)

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TEMPLETON CHINA WORLD FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$6,239,465	$10,096,866
Net realized gain (loss)	80,605,530	83,844,124
Net change in unrealized appreciation (depreciation)	(209,079,044)	(1,184,203)
Net increase (decrease) in net assets resulting from operations	(122,234,049)	92,756,787
Distributions to shareholders from:
Net investment income:
Class A	(4,134,433)	(6,068,459)
Class C	(678,370)	(806,097)
Class R6	(1,083,024)	(1,298,470)
Advisor Class	(2,373,149)	(4,264,360)
Net realized gains:
Class A	(38,445,422)	(18,942,902)
Class C	(10,788,325)	(5,434,403)
Class R6	(7,799,385)	(2,944,484)
Advisor Class	(18,957,393)	(10,773,293)
Total distributions to shareholders	(84,259,501)	(50,532,468)
Capital share transactions: (Note 2)
Class A	(32,152,412)	(76,437,722)
Class C	(9,655,131)	(25,579,983)
Class R6	(58,988,461)	4,751,620
Advisor Class	(61,714,268)	(28,698,529)
Total capital share transactions	(162,510,272)	(125,964,614)
Net increase (decrease) in net assets	(369,003,822)	(83,740,295)
Net assets:
Beginning of year	773,469,478	857,209,773
End of year	$404,465,656	$773,469,478
Undistributed net investment income included in net assets:
End of year	$5,905,691	$8,051,634

24 | Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON CHINA WORLD FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton China World Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an

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| 25

TEMPLETON CHINA WORLD FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The total cash collateral received at year end was $1,046,083. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

26 | Annual Report

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TEMPLETON CHINA WORLD FUND

NOTES TO FINANCIAL STATEMENTS

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended August 31,
		2015		2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	1,848,012	$60,728,192	1,585,370	$57,443,425
Shares issued in reinvestment of distributions	1,359,641	40,993,162	677,380	23,803,166
Shares redeemed	(4,135,588)	(133,873,766)	(4,437,514)	(157,684,313)
Net increase (decrease)	(927,935)	$(32,152,412)	(2,174,764)	$(76,437,722)
Class C Shares:
Shares sold	299,524	$9,791,186	302,066	$10,808,891
Shares issued in reinvestment of distributions	331,271	9,871,861	144,885	5,049,231
Shares redeemed	(920,932)	(29,318,178)	(1,182,615)	(41,438,105)
Net increase (decrease)	(290,137)	$(9,655,131)	(735,664)	$(25,579,983)

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TEMPLETON CHINA WORLD FUND
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)
		Year Ended August 31,
		2015		2014
	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold	137,154	$4,382,087	89,090	$3,258,440
Shares issued in reinvestment of distributions	293,149	8,882,408	120,333	4,242,954
Shares redeemed	(2,312,548)	(72,252,956)	(78,830)	(2,749,774)
Net increase (decrease)	(1,882,245)	$(58,988,461)	130,593	$4,751,620
Advisor Class Shares:
Shares sold	625,398	$21,052,016	890,446	$32,477,219
Shares issued in reinvestment of distributions	521,966	15,826,017	284,001	10,022,406
Shares redeemed	(2,926,540)	(98,592,301)	(2,012,193)	(71,198,154)
Net increase (decrease)	(1,779,176)	$(61,714,268)	(837,746)	$(28,698,529)

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Fund are also officers, and/or directors, of the following subsidiaries:
Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

b. Administrative Fees
Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on average weekly net assets, and is not an additional expense of the Fund.

c. Distribution Fees
The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to
Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimburse-
ment distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution

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TEMPLETON CHINA WORLD FUND
NOTES TO FINANCIAL STATEMENTS

of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A Shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$60,002
CDSC retained	$19,476

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2015, the Fund paid transfer agent fees of $1,070,110, of which $496,636 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2015. There were no Class R6 transfer agent fees waived during the year ended August 31, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2015, there were no credits earned.

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TEMPLETON CHINA WORLD FUND
NOTES TO FINANCIAL STATEMENTS

5. Income Taxes

The tax character of distributions paid during the years ended August 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$8,268,976	$12,437,386
Long term capital gain	75,990,525	38,095,082
	$84,259,501	$50,532,468

At August 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$258,126,010

Unrealized appreciation	$182,843,181
Unrealized depreciation	(36,327,887)
Net unrealized appreciation (depreciation)	$146,515,294

Undistributed ordinary income	$6,065,748
Undistributed long term capital gains	81,170,571
Distributable earnings	$87,236,319

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2015, aggregated $46,169,354, and $277,249,606, respectively.

7. Concentration of Risk

Investing in securities of “China companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China companies are those that are organized under the laws of, or with a principal office or principal trading market in, the People’s Republic of China, Hong Kong, or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2015, the Fund did not use the Global Credit Facility.

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TEMPLETON CHINA WORLD FUND
NOTES TO FINANCIAL STATEMENTS

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:
Marine	$2,149,781	$—	$6,778,159	$8,927,940
Transportation Infrastructure	3,418,240	—	6,115,073	9,533,313
All other Equity Investments[a]	384,604,009	—	—	384,604,009
Short Term Investments	1,576,042	—	—	1,576,042
Total Investments in Securities	$391,748,072	$—	$12,893,232	$404,641,304

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At August 31, 2015, the reconciliation of assets is as follows:

									Net Change
									in Unrealized
						Net	Net		Appreciation
	Balance at		Transfers	Transfers		Realized	Unrealized	Balance	(Depreciation)
	Beginning	Purchases	Into	Out of	Cost Basis	Gain	Appreciation	at End	on Assets Held
	of Year	(Sales)	Level 3	Level 3	Adjustments	(Loss)	(Depreciation)	of Year	at Year End
Assets:
Investments in Securities:
Equity Investments:
Marine	$—	$—	$8,699,410	$—	$—	$—	$(1,921,251)	$6,778,159	$(1,921,251)
Transportation Infrastructure	—	—	6,912,505	—	—	—	(797,432)	6,115,073	(797,432)
Total Investments in Securities	$—	$—	$15,611,915	$—	$—	$—	$(2,718,683)	$12,893,232	$(2,718,683)

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TEMPLETON CHINA WORLD FUND
NOTES TO FINANCIAL STATEMENTS

9. Fair Value Measurements (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of August 31, 2015, are as follows:

					Impact to Fair
	Fair Value at			Amount/	Value if Input
Description	End of Year	Valuation Technique	Unobservable Inputs	Range	Increases[a]
Assets:
Investments in Securities
Equity Investments:
Marine	$6,778,159	Market Approach	Last Traded Price	3.11 - 5.49	Increase
			Market Index Adjustment	11.74%	Increase
			Beta Adjustment	1.46 - 1.98	Increase/Decrease[b]
Transportation Infrastructure	6,115,073	Market Approach	Last Traded Price	10.20	Increase
			Market Index Adjustment	11.74%	Increase
			Beta Adjustment	0.99	Increase/Decrease[b]
Total	$12,893,232

aRepresents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated. bGenerally, there are direct relationships between the Beta Adjustment and the Market Index Adjustment.

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014 and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt

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TEMPLETON CHINA WORLD FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton China World Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton China World Fund (the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 20, 2015

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TEMPLETON CHINA WORLD FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $75,990,524 as a long term capital gain dividend for the fiscal year ended August 31, 2015.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $3,392,329 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby report to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 18, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.1081	$0.6458	$0.1186
Class C	$0.1081	$0.3466	$0.0637
Class R6	$0.1081	$0.8507	$0.1563
Advisor Class	$0.1081	$0.7619	$0.1400

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2015, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON CHINA WORLD FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin
Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members
Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1993	144	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Navient Corporation (loan manage-
300 S.E. 2nd Street				ment, servicing and asset recovery)
Fort Lauderdale, FL 33301-1923				(2014-present), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 1999	25	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street				(2007-present) and AML Foods
Fort Lauderdale, FL 33301-1923				Limited (retail distributors)
(1989-present).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	144	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		RTI International Metals, Inc. (manu-
		Trustee since 2007		facture and distribution of titanium)
(1999-present), Canadian National
Railway (railroad) (2001-present),
White Mountains Insurance Group, Ltd.
(holding company) (2004-present) and
H.J. Heinz Company (processed foods
and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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TEMPLETON CHINA WORLD FUND

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	144	Boeing Capital Corporation
300 S.E. 2nd Street				(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	144	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	144	Cbeyond, Inc. (business communi-
300 S.E. 2nd Street				cations provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
				(2014-present; previously 2010-2012)
				and Graham Holdings Company
				(education and media organization)
				(2011-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos Trustee		Since 1999	25	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	144	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013, and
	Vice President	Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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TEMPLETON CHINA WORLD FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Mark Mobius (1936)	President and	President since	Not Applicable	Not Applicable
17th Floor, The Chater House	Chief Executive 1993 and Chief
8 Connaught Road Central	Officer –	Executive Officer
Hong Kong	Investment	– Investment
	Management	Management since
2002
Principal Occupation During at Least the Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South; Vice President,
Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin
Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares Capital
Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga
Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI
Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief
Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in con-
nection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S.
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON CHINA WORLD FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 19, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered global foreign exchange transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the

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TEMPLETON CHINA WORLD FUND

SHAREHOLDER INFORMATION

funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided to Fund shareholders by an affiliate of the Manager, noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements, as applicable. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report showed the performance of the Fund’s Class A shares for the one-year period ended February 28, 2015, as well as the previous 10 years ended such date since its conversion to an open-end fund in comparison with a performance universe consisting of the Fund and all retail and institutional China region funds as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the middle performing quintile of such performance universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three-year period, the second-lowest performing quintile of such universe for the previous five-year period, and the middle performing quintile of such universe for the previous 10-year period. The Board discussed with management the reasons for the Fund’s underperformance.

The portfolio managers cited the Fund’s sector weightings and overall value approach to investing as significant contributors to underperformance. While expressing conviction that the value of the Fund’s holdings and investment approach would eventually be recognized, the portfolio managers also discussed steps to improve performance. The Board indicated an intention to monitor future performance, but believed no immediate change in portfolio management was warranted, noting management’s explanation and the improved performance during the past year.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper expense group comprised seven funds, including the Fund, and the expense comparisons showed the Fund’s contractual investment management fee rate to be the second highest of such expense group, but within five basis points of the expense group median, and its actual total expense ratio to be the second highest in such expense group, but within less than two basis points of its median. The Board found such expenses to be acceptable in view of cost factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers and research staff, and the depth of the Manager’s physical presence and coverage in the geographical area in which the Fund invests.

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TEMPLETON CHINA WORLD FUND

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the

Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided to such a fund. The Fund’s current investment management advisory fee schedule provides a rate of 1.30% on the first $1 billion of net assets; 1.25% on the next $4 billion of net assets; 1.20% on the next $5 billion of net assets; 1.15% on the next $5 billion of net assets; 1.10% on the next $5 billion of net assets; and 1.05% on net assets in excess of $20 billion. At December 31, 2014, the Fund had net assets of approximately $610 million, representing a significant decrease in assets from the prior year. As a result, the Manager and affiliates of this Fund are not expected to realize additional economies of scale. However, to the extent economies of scale may be realized from future growth of the Fund, the Board believed the schedule of management fees provides a sharing of benefits with the Fund and its shareholders.

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SHAREHOLDER INFORMATION

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Templeton China World Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	188 A 10/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $45,503 for the fiscal year ended August 31, 2015 and $45,173 for the fiscal year ended August 31, 2014.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended August 31, 2015 and $3,830 for the fiscal year ended August 31, 2014. The services for which these fees were paid included technical tax consultation for withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2015 and $226 for the fiscal year ended August 31, 2014. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $9,000 for the fiscal year ended August 31, 2015 and $170,330 for the fiscal year ended August 31, 2014. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying assets under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $9,000 for the fiscal year ended August 31, 2015 and $174,386 for the fiscal year ended August 31, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.    N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON CHINA WORLD FUND

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

 Administration

Date:  October 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

 Administration

Date:  October 26, 2015

By /s/MARK H. OTANI

Mark H. Otani

Chief Financial Officer and

 Chief Accounting Officer

Date:  October 26, 2015